SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549

                    _______________________

                            FORM 8-K

                         CURRENT REPORT
                    _______________________


             PURSUANT TO SECTION 13 OR 15(d) OF THE
                SECURITIES EXCHANGE ACT OF 1934

                         July 30, 1998
        DATE OF REPORT (Date of earliest event reported)


                        DILLARD'S, INC.
     (Exact name of registrant as specified in its charter)

     DELAWARE                    1-6140                71-0388071
 (State  or  other              (Commission           (IRS Employer
jurisdiction of incorporation)   File  Number)    Identification Number)


        1600 Cantrell Road, Little Rock, Arkansas  72201
            (Address of principal executive offices)
                           (Zip Code)

                         (501) 376-5200
      (Registrant's telephone number, including area code)

Item 5.   Other Events

     Pursuant to the terms and conditions of certain Terms Agreements between Registrant and Morgan Stanley dated July 30,
1998, Registrant will issue on or about August 7, 1998 its $200,000,000 aggregate principal amount of 6.43% Notes due 2004, $100,000,000 aggregate principal amount of 6.69% Notes due 2007, $200,000,000 aggregate principal amount of the 7.13% Debentures due 2018, $100,000,000 aggregate principal amount of the 6.08% REset Put Securities due 2010, $100,000,000 aggregate principal amount of the 6.17% REset Put Securities due 2011, $150,000,000 aggregate principal amount of the 6.31% REset Put Securities due 2012 and $150,000,000 aggregate principal amount of the 6.39% REset Put Securities due 2013.

Item 7.   Financial Statements and Exhibits

     (c)  Exhibits

     Exhibit 1(a) Terms Agreement dated July 30, 1998 between Dillard's, Inc. ("Dillard's") and Morgan Stanley & Co. Incorporated, as representative of the Underwriters named in the Terms Agreement ("Morgan Stanley"), relating to the 6.43% Notes due 2004

     Exhibit 1(b)   Terms  Agreement dated July 30, 1998  between
                    Dillard's and Morgan Stanley, relating to the 6.69% Notes due 2007

     Exhibit 1(c)   Terms  Agreement dated July 30, 1998  between
                    Dillard's and Morgan Stanley, relating to the 7.13% Debentures due 2018

     Exhibit 1(d)   Terms  Agreement dated July 30, 1998  between
                    Dillard's and Morgan Stanley, relating to the 6.08% REset Put Securities due 2010

     Exhibit 1(e)   Terms  Agreement dated July 30, 1998  between
                    Dillard's and Morgan Stanley, relating to the 6.17% REset Put Securities due 2011

     Exhibit 1(f)   Terms  Agreement dated July 30, 1998  between
                    Dillard's and Morgan Stanley, relating to the 6.31% REset Put Securities due 2012

     Exhibit 1(g)   Terms  Agreement dated July 30, 1998  between
                    Dillard's and Morgan Stanley, relating to the 6.39% REset Put Securities due 2013

     Exhibit 4(a)   Form of 6.43% Notes due 2004

     Exhibit 4(b)   Form of 6.69% Notes due 2007

     Exhibit 4(c)   Form of 7.13% Debentures due 2018

     Exhibit 4(d)   Form of 6.08% REset Put Securities due 2010

     Exhibit 4(e)   Form of 6.17% REset Put Securities due 2011

     Exhibit 4(f)   Form of 6.31% REset Put Securities due 2012

     Exhibit 4(g)   Form of 6.39% REset Put Securities due 2013

                           SIGNATURE

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              DILLARD'S, INC.
                                   (Registrant)


                              By: /s/ Steven K. Nelson
                                  Steven K. Nelson
                                   Vice President



Date: August 4, 1998

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                         Exhibit Index


                      Exhibits to Form 8-K



       Number in
     Exhibit Table                 Exhibit


     Exhibit 1(a) Terms Agreement dated July 30, 1998 between Dillard's, Inc. ("Dillard's") and Morgan Stanley & Co. Incorporated, as representative of the Underwriters named in the Terms Agreement ("Morgan Stanley"), relating to the 6.43% Notes due 2004

     Exhibit 1(b)   Terms  Agreement dated July 30, 1998  between
                    Dillard's and Morgan Stanley, relating to the 6.69% Notes due 2007

     Exhibit 1(c)   Terms  Agreement dated July 30, 1998  between
                    Dillard's and Morgan Stanley, relating to the 7.13% Debentures due 2018

     Exhibit 1(d)   Terms  Agreement dated July 30, 1998  between
                    Dillard's and Morgan Stanley, relating to the 6.08% REset Put Securities due 2010

     Exhibit 1(e)   Terms  Agreement dated July 30, 1998  between
                    Dillard's and Morgan Stanley, relating to the 6.17% REset Put Securities due 2011

     Exhibit 1(f)   Terms  Agreement dated July 30, 1998  between
                    Dillard's and Morgan Stanley, relating to the 6.31% REset Put Securities due 2012

     Exhibit 1(g)   Terms  Agreement dated July 30, 1998  between
                    Dillard's and Morgan Stanley, relating to the 6.39% REset Put Securities due 2013

     Exhibit 4(a)   Form of 6.43% Notes due 2004

     Exhibit 4(b)   Form of 6.69% Notes due 2007

     Exhibit 4(c)   Form of 7.13% Debentures due 2018

     Exhibit 4(d)   Form of 6.08% REset Put Securities due 2010

     Exhibit 4(e)   Form of 6.17% REset Put Securities due 2011

     Exhibit 4(f)   Form of 6.31% REset Put Securities due 2012

     Exhibit 4(g)   Form of 6.39% REset Put Securities due 2013

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